SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 29, 2003

                          VISHAY INTERTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    1-7416                   38-1686453
     (State or other           (Commission file           (I.R.S. employer
     jurisdiction of                number)             identification no.)
    incorporation or
      organization)

      63 Lincoln Highway
    Malvern, Pennsylvania                                    19355-2120
 (Address of principal executive                             (Zip code)
            offices)

      Registrant's telephone number, including area code: (610) 644-1300

        (Former name or former address, if changed since last report.)

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Item  7(c) Exhibits

Exhibit 99 Press Release of Vishay Intertechnology, Inc. dated October 29, 2003, reporting Vishay's financial results for the third quarter of 2003.

Item 12. Results of Operations and Financial Condition.

On October 29, 2003, Vishay Intertechnology, Inc. issued a press release announcing its financial results for the third quarter of 2003. A copy of the press release is furnished as Exhibit 99 to this report.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 30, 2003

                                  VISHAY INTERTECHNOLOGY, INC.

                                  By: /s/ Avi D. Eden
                                      ------------------------
                                      Avi D. Eden
                                      Executive Vice President